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                                                                EXHIBIT NO. 99.1








                                  AMRESCO, INC.





              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
               AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1999 AND
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000




The accompanying unaudited pro forma consolidated balance sheet and statement of operations give effect to the disposition by AMRESCO, INC. ("AMRESCO") of its Commercial Banking Segment ("CMB") and asset management and real estate structured finance platforms. The unaudited pro forma consolidated balance sheet gives effect to the dispositions as if they had occurred on December 31, 1999. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1999 and for the three months ended March 31, 2000 give effect to the transactions as if they had occurred on January 1, 1999. A pro forma consolidated balance sheet as of March 31, 2000 has not been presented as the transactions have already been reflected in the March 31, 2000 consolidated balance sheet previously filed on Form 10-Q.

The unaudited pro forma consolidated financial statements have been prepared based upon the historical financial statements of AMRESCO. The pro forma adjustments, which are described in the accompanying notes, reflect AMRESCO's preliminary assumptions and estimates based upon available information. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results which would actually have been obtained if the transactions had been effected on the date indicated nor are they necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the three months ended March 31, 2000.



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                         AMRESCO, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)


                                                                              DISPOSAL
                                                                              OF OTHER             AS
                                                              HISTORICAL        (a)             ADJUSTED
                                                             -------------- -------------     --------------
                          ASSETS
Cash and cash equivalents....................................$    42,352    $    (5,133)   $    37,219
Loans held for sale, net.....................................    295,041                       295,041
Loans and asset portfolios, net..............................    705,353        (20,165)(b)    685,188
Retained interests in securitizations - trading (at fair
  value).....................................................    299,311                       299,311
Asset-backed securities - available for sale (at fair
  value).....................................................    107,005                       107,005
Accounts receivable, net.....................................     17,685          3,377         21,062
Income taxes receivable......................................      3,403            943          4,346
Deferred income taxes........................................     73,983        (18,050)(c)     55,933
Premises and equipment, net..................................     16,846         (3,697)        13,149
Intangible assets, net.......................................    180,139         (6,041)       174,098
Mortgage servicing rights, net...............................      6,283                         6,283
Other assets.................................................     69,272         24,651(d)      93,923
Net assets of discontinued operations........................    127,753       (127,753)
                                                             -----------    -----------    -----------
TOTAL ASSETS.................................................$ 1,944,426    $  (151,868)   $ 1,792,558
                                                             ===========    ===========    ===========

           LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
   Accounts payable..........................................$    20,098    $    (2,382)   $    17,716
   Accrued employee compensation and benefits................     15,415         (2,424)        12,991
   Notes payable.............................................    708,611       (185,999)(e)    522,612
   Warehouse loans payable...................................    101,894                       101,894
   Senior subordinated notes.................................    580,033                       580,033
   Other liabilities.........................................     58,656         10,878         69,534
                                                             -----------    -----------    -----------
      TOTAL LIABILITIES......................................  1,484,707       (179,927)     1,304,780
                                                             -----------    -----------    -----------

SHAREHOLDERS' EQUITY:
   Common stock, $0.05 par value, authorized 150,000,000
      shares; 49,792,788 shares issued.......................      2,490                         2,490
   Capital in excess of par..................................    546,762                       546,762
   Common stock to be issued for earnouts....................     87,548         (1,448)        86,100
   Unamortized stock compensation............................     (4,096)                       (4,096)
   Treasury stock, $0.05 par value, 1,024,339 shares.........    (17,363)                      (17,363)
   Accumulated other comprehensive loss......................     (8,848)                       (8,848)
   Retained earnings (deficit)...............................   (146,774)        29,507(f)    (117,267)
                                                             -----------    -----------    -----------
      TOTAL SHAREHOLDERS' EQUITY.............................    459,719         28,059        487,778
                                                             -----------    -----------    -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY...................$ 1,944,426    $  (151,868)   $ 1,792,558
                                                             ===========    ===========    ===========

(a) Reflects the changes due to the sale of the asset management and real estate structured finance platforms, and certain corporate items to Lend Lease.

(b)  Reflects the disposal of asset management investments.


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(c)  Recording a reduction in deferred tax receivable related to the Lend Lease sale.

(d) Reflects primarily the recording of $25.0 million note receivable from Lend Lease.

(e)  Shows the paydown of notes payable from disposal.

(f)  Reflects gain from Lend Lease sale, net of taxes.


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                         AMRESCO, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                             DISPOSAL
                                                                             OF OTHER           AS
                                                           HISTORICAL          (a)            ADJUSTED
                                                          ------------    -------------     ------------
REVENUES:
    Interest and other investment income .............    $    247,420    $     (3,173)(b)   $    244,247
    Gain on sale of loans and investments, net .......         144,838                            144,838
    Mortgage banking and servicing fees ..............          14,617             (75)(b)         14,542
    Asset management and resolution fees .............          19,799         (11,078)(b)          8,721
    Other revenues ...................................           3,195            (603)(b)          2,592
                                                          ------------    ------------       ------------
      Total revenues .................................         429,869         (14,929)(b)        414,940
                                                          ------------    ------------       ------------

EXPENSES:
    Personnel ........................................         176,207         (31,242)(c)        144,965
    Interest .........................................         157,708          (1,354)(d)        156,354
    Loss on retained interests in securitizations ....         146,398                            146,398
    Impairment of assets .............................         113,497                            113,497
    Other general and administrative .................          90,747         (10,472)(e)         80,275
    Provisions for loan and asset portfolio losses ...          (1,087)                            (1,087)
    Depreciation and amortization ....................          37,450          (1,897)(f)         35,553
                                                          ------------    ------------       ------------
      Total expenses .................................         720,920         (44,965)           675,955
                                                          ------------    ------------       ------------

Income (loss) from continuing operations before
    income taxes .....................................        (291,051)         30,036           (261,015)
Income tax expense (benefit) .........................         (62,774)          6,308            (56,466)
                                                          ------------    ------------       ------------
Income (loss) from continuing operations .............    $   (228,277)   $     23,728       $   (204,549)
                                                          ============    ============       ============

Income (loss) from continuing operations per
    common share:
    Basic and Diluted                                     $      (4.77)                      $      (4.27)
                                                          ============                       ============

Weighted average shares outstanding
    Basic and Diluted                                       47,879,000                         47,879,000
                                                          ============                       ============

(a) Disposal of other reflects the changes due to the sale of the asset management and real estate structured finance platforms, and certain corporate items.

(b) Represents actual revenues recorded by the Company during the period related to the disposed asset management and real estate structured platforms.

(c) The adjustment for personnel expense consists of salaries and benefits related to the disposal of $14.6 million in corporate, $13.7 million in asset management and $2.9 million in real estate structured finance.

(d) Represents proportionate amount of total interest expense associated with financing the related asset management investments sold to Lend Lease.

(e) General and administrative expenses include adjustments for $12.2 million for asset management related expenses, $1.6 million for real estate structured finance related


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      expenses, $1.7 million in reduced occupancy and leases expenses, $1.0 in reduced professional fees, $1.9 million in reduced equipment costs offset partially by $7.9 million in additional professional fees to be paid to Lend Lease for asset management services based upon a contractual rate.

(f) The reduction in depreciation and amortization relates to $0.7 million of the asset management platform, $0.6 million of reduced leasehold improvements amortization, $0.3 million related to reduced equipment depreciation and $0.3 million of reduced furniture and fixtures depreciation and computer software amortization.

Note: The Company anticipates obtaining prior to the end of the third quarter of 2000 an additional $15.0 million cash for consents or approvals (see
        Item 2. for further information). The pro forma statement of operations for the year ended December 31, 1999 does not reflect such amounts.


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                         AMRESCO, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                            DISPOSAL
                                                                            OF OTHER            AS
                                                           HISTORICAL         (a)             ADJUSTED
                                                          ------------    -------------     ------------
REVENUES:
    Interest and other investment income ..............   $     34,155    $     (1,523)(b)   $     32,632
    Gain on sale of loans and investments, net ........          1,422                              1,422
    Mortgage banking and servicing fees ...............          2,004                              2,004
    Asset management and resolution fees ..............          3,884          (2,166)(b)          1,718
    Other revenues ....................................          1,566          (2,143)              (577)
                                                          ------------    ------------       ------------
      Total revenues ..................................         43,031          (5,832)(b)         37,199
                                                          ------------    ------------       ------------

EXPENSES:
    Personnel .........................................         18,096          (7,016)(c)         11,080
    Interest ..........................................         31,910            (553)(d)         31,357
    Loss on disposal of assets ........................         38,431         (33,070)             5,361
    Other general and administrative ..................         12,519          (3,957)(e)          8,562
    Provisions for loan and asset portfolio losses ....          2,255                              2,255
    Depreciation and amortization .....................          4,753            (427)(f)          4,326
                                                          ------------    ------------       ------------
      Total expenses ..................................        107,964         (45,023)            62,941
                                                          ------------    ------------       ------------

Income (loss) from continuing operations before
    income taxes ......................................        (64,933)         39,191            (25,742)
Income tax expense (benefit) ..........................        (19,588)         13,717             (5,871)
                                                          ------------    ------------       ------------
Income (loss) from continuing operations ..............   $    (45,345)   $     25,474       $    (19,871)
                                                          ============    ============       ============

Income (loss) from continuing operations
    per common share:
    Basic and Diluted                                     $      (0.94)                      $      (0.41)
                                                          ============                       ============

Weighted average shares outstanding
    Basic and Diluted                                       48,259,000                         48,259,000
                                                          ============                       ============

(a) Disposal of other reflects the changes due to the sale of the asset management and real estate structured finance platforms, and certain corporate items.

(b) Represents actual revenues recorded by the Company during the period related to the disposed asset management and real estate structured platforms.

(c) The adjustment for personnel expense consists of salaries and benefits related to the disposal of $3.7 million in asset management, $3.1 million in corporate and $0.2 million in real estate structured finance.

(d) Represents proportionate amount of total interest expense related to the asset management investments sold to Lend Lease.

(e) General and administrative expenses include adjustments for reduction of $3.9 million for asset management related expenses, $0.3 million for real estate structured finance related


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      expenses, $0.6 million in equipment costs, $0.6 million in occupancy and lease expenses, $0.2 in professional fees, offset partially by $1.6 million in additional professional fees to be paid to Lend Lease for asset management services based upon a contractual rate.

(f) The reduction in depreciation and amortization relates to reduced depreciation and amortization in the asset management platform and in corporate overhead.


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